Commitments and contingencies	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
(a)Contingencies
AQN and its subsidiaries are involved in various claims and litigation arising out of the ordinary course and conduct of its business. Although such matters cannot be predicted with certainty, management does not consider AQN’s exposure to such litigation to be material to these unaudited interim consolidated financial statements. Accruals for any contingencies related to these items are recorded in the unaudited interim consolidated financial statements at the time it is concluded that their occurrence is probable and the related liability is estimable.
Mountain View Fire
On November 17, 2020, a wildfire now known as the Mountain View Fire occurred in the territory of Liberty Utilities (CalPeco Electric) LLC ("Liberty CalPeco"). The cause of the fire remains under investigation, and CAL FIRE has not yet released its final report. There are currently 17 active lawsuits that name certain subsidiaries of the Company as defendants in connection with the Mountain View Fire, as well as one non-litigation claim brought by the U.S. Department of Agriculture seeking reimbursement for alleged fire suppression costs. Twelve lawsuits are brought by groups of individual plaintiffs alleging causes of action including negligence, inverse condemnation, nuisance, trespass, and violations of Cal. Pub. Util. Code 2106 and Cal. Health and Safety Code 13007 (one of these twelve lawsuits also alleges the wrongful death of an individual and various subrogation claims on behalf of insurance companies). In another lawsuit, County of Mono, Antelope Valley Fire Protection District, and Bridgeport Indian Colony allege similar causes of action and seek damages for fire suppression costs, law enforcement costs, property and infrastructure damage, and other costs. In four other lawsuits, insurance companies allege inverse condemnation and negligence and seek recovery of amounts paid and to be paid to their insureds. The likelihood of success in these lawsuits cannot be reasonably predicted. Liberty CalPeco intends to vigorously defend them. The Company has wildfire liability insurance that is expected to apply up to applicable policy limits.
(b)Commitments
In addition to the commitments related to the development projects disclosed in note 6, the following significant commitments exist as of June 30, 2023.
AQN has outstanding purchase commitments for power purchases, natural gas supply and service agreements, service agreements, capital project commitments and land easements. Detailed below are estimates of future commitments under these arrangements:

	Year 1	Year 2	Year 3	Year 4	Year 5	Thereafter	Total
Power purchase (1)	$83,606	$47,603	$29,461	$12,397	$12,643	$136,244	$321,954
Natural gas supply and service agreements (2)	93,739	92,102	51,456	38,265	33,088	171,141	479,791
Service agreements	73,974	61,943	58,602	48,070	50,529	285,567	578,685
Capital projects	16,537	—	—	—	—	—	16,537
Land easements and others	13,967	14,159	14,344	14,514	14,693	500,830	572,507
Total	$281,823	$215,807	$153,863	$113,246	$110,953	$1,093,782	$1,969,474
(1)    Power purchase: AQN’s electric distribution facilities have commitments to purchase physical quantities of power for load serving requirements. The commitment amounts included in the table above are based on market prices as at June 30, 2023. However, the effects of purchased power unit cost adjustments are mitigated through a purchased power rate-adjustment mechanism.
(2)     Natural gas supply and service agreements: AQN’s gas distribution facilities and thermal generation facilities have commitments to purchase physical quantities of natural gas under contracts for purposes of load serving requirements and of generating power.